UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period:  May 31, 2018

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Semi-Annual Report

May 31, 2018

Investment Adviser

Rockefeller & Co. LLC
10 Rockefeller Plaza, Third Floor
New York, New York  10020

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	17
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS	42
FINANCIAL HIGHLIGHTS	47
NOTES TO FINANCIAL STATEMENTS	54
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	66
NOTICE OF PRIVACY POLICY & PRACTICES	71
ADDITIONAL INFORMATION	72

Dear Shareholder:

Over the course of the last six months a lot has transpired. First in December 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017, the biggest corporate tax reform in decades. The combination of the tax cuts, deregulation, and increased federal government spending has boosted business confidence and investments. Further, the U.S. unemployment rate declined to 3.8% in May 2018, the lowest level in 18 years. There are now more job openings in the U.S. than unemployed workers.

However, in spite of solid economic performance, market volatility has increased. The market volatility may be the result of investors’ concerns about policy uncertainties – from protectionist trade policies to the U.S. pulling out of the Iranian nuclear agreement – and continued monetary tightening. The question on many investors’ minds is how close are we to the end of the expansionary phase, which will soon become the longest expansion in U.S. history since World War II.

Our observation is that, based on various leading economic indicators that have in the past signaled the onset of recession, the current expansion is not likely to run out of steam in the next 12 to 18 months. As such, given the strong corporate earnings growth prospect and still fairly measured pace of Federal Reserve tightening, we believe the equity bull market that started in March 2009 still remains intact.

That said, there is never a moment to be complacent. We believe the risk of an escalation in protectionist trade measures remains a clear and present danger, and inflationary pressure is likely to accelerate as the U.S. economy reaches full employment. The world is dealing with an unconventional U.S. presidency, and as such the risk of policy miscalculation is also higher. We continue to closely monitor signals from around the globe to assess the macro environment and to look for attractive investment opportunities.

Global Economy

While 2017 can be characterized as a year of synchronized global economic expansion, the landscape in 2018 is more uneven, although the overall trend is still one of continued expansion.

We believe the U.S. economy is likely to experience a period of above trend growth, powered by the twin benefits of tax cuts and increased federal government spending. Indeed, with the 3.8% unemployment rate as of May 2018 matching the lowest level since April 2000, the biggest challenge for many U.S. companies is finding qualified workers.

Europe and Japan, on the other hand, have hit a soft patch so far in 2018. The European economy appears to have been hurt by inclement weather, while Japan’s economy contracted slightly during the first quarter of 2018 after 8 consecutive quarters of expansion.

Emerging market economies were quite mixed. China continued to grow at a steady pace, but several countries with current account deficits have started to feel the pressure of the Federal Reserve’s monetary tightening. As the U.S. dollar rallied due to the strengthening of the U.S. economy and higher interest rates, these emerging market economies have seen their currencies depreciate rapidly. As a result, they had to aggressively increase their interest rates to defend the currency, which unfortunately pressures growth.

Federal Reserve Policy and the Bond Market:

While a marked slowdown as compared to 2017, growth slowed less than originally feared during the first quarter of 2018. U.S. GDP was 2.2% in the first quarter, suggesting that underlying economic activity in the U.S. remains resilient. Job growth has remained particularly strong and nonfarm payroll growth averaged 202,000 per month over the last six-month period through May 2018. Solid hiring trends helped push the unemployment rate down to 3.8%, the lowest level in 18 years. While the labor market continues to tighten, wages are still rising modestly, likely restrained by lackluster productivity growth. Price pressures have firmed to start the year, while a sharp rise in energy prices has helped nudge inflation back to the 2% target of the Federal Open Market Committee (FOMC). After hiking the federal funds rate by 25 basis points on both March 21st and June 13th, the FOMC has now raised its key rate a total of seven times during the current cycle, bringing the upper-bound to 2.0%. Over the medium term, with domestic growth solidly above trend and expected to remain this way for the balance of the year, and inflation trending higher, we expect at least one additional rate hike from the FOMC this year with a growing likelihood of two. As such, we remain positioned for a continued flattening of the yield curve. The 10-Year U.S. Treasury traded in a 77 basis point range over the period peaking at a yield of 3.11% in mid-May before finishing the month yielding 2.86%,  an increase of 45 basis points over the six-month period.

Rockefeller Equity Allocation Fund:

For the six months ended May 31, 2018, the Institutional Class shares of the Rockefeller Equity Allocation Fund returned -0.43% (net), while the MSCI All-Country World Index (Net Dividends) had a return of 1.72%. Weak relative returns in the Industrials sector was the leading contributor to the Fund’s underperformance during the period. On the upside, strong returns in Health Care had the greatest positive impact on relative performance. The Fund is invested in a blend of value and growth securities on a global basis, as well as preferred stocks.

Rockefeller Core Taxable Bond Fund:

For the six months ended May 31, 2018, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund had a return of -1.15% (net), underperforming the Bloomberg Barclays Aggregate Bond Index benchmark, which returned -1.04%. Detracting from relative performance were the Fund’s sector allocations. The underweight allocations in both U.S. Treasuries and mortgage backed securities (MBS) detracted from relative performance as these sectors outperformed during the period. An overweight to corporate bonds detracted as spreads widened over the period. Meanwhile, the Fund’s shorter relative duration contributed positively as yields rose across the curve while a “barbelled” maturity structure of both short and long-term maturities was also a positive contributor as the yield curve flattened over the period.

Rockefeller Intermediate Tax Exempt National Bond Fund:

For the six months ended May 31, 2018, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt National Bond Fund had a return of -0.12% (net), while the Bloomberg Barclays 5-Year Municipal Bond Index returned +0.49%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Intermediate Tax Exempt New York Bond Fund:

For the six months ended May 31, 2018, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt New York Bond Fund had a return of -0.08% (net), while the Bloomberg Barclays 5-Year Municipal Bond Index returned +0.49%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Looking Forward

So far in 2018, equity markets have experienced much higher volatility than 2017, which we believe is a return to a more normal environment. With the Federal Reserve continuing to raise the federal funds rate and shrinking its balance sheet, financial conditions should also tighten gradually. That said, we believe the powerful twin stimulus – tax cuts and increased federal spending – should materially lift corporate earnings growth and keep the equity bull market intact.

We believe fixed income markets are likely to face continued challenge as the Federal Reserve is unlikely to hit the pause button in the tightening process unless the economy starts to show weakness, or a financial crisis flares up outside the U.S.

In the final analysis, we believe the broader trend remains one of continued growth. However, we will closely monitor the unintended consequence of various policy initiatives – more protectionist trade measures, Iranian sanctions, etc.

Sincerely,

David P. Harris, CFA	Jimmy C. Chang, CFA
Chief Investment Officer	Chief Investment Strategist
Rockefeller & Co. LLC	Rockefeller & Co. LLC

Opinions expressed are those of Rockefeller & Co. LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Earnings growth is not representative of the Fund’s future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 5-year (4-6) component of the Barclays Municipal Bond Index.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.  For example, 25 basis points is equal to 0.25%.

Credit Quality weights by rating were derived from the highest bond rating as determined by Standard & Poor’s, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  See schedule of investments for holdings.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/17 – 5/31/18).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/17	5/31/18	12/1/17 – 5/31/18*
Actual	$1,000.00	$ 995.70	$5.67
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.25	$5.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/17	5/31/18	12/1/17 – 5/31/18*
Actual	$1,000.00	$ 988.50	$3.22
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.69	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/17	5/31/18	12/1/17 – 5/31/18*
Actual	$1,000.00	$ 998.80	$3.14
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.79	$3.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/17	5/31/18	12/1/17 – 5/31/18*
Actual	$1,000.00	$ 999.20	$3.79
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.14	$3.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co. LLC (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of Portfolio Holdings* as of May 31, 2018
(% of Investments)

*  For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Average Annual Returns as of May 31, 2018

	Rockefeller	MSCI All Country
	Equity Allocation	World Index
	Fund	(Net Dividends)
1 Year	9.59%	11.84%
3 Year	6.95%	7.52%
Since Inception (2/4/15)	7.78%	8.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, other investment companies and ETFs that will invest in fixed-income securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of May 31, 2018
(% of Investments)

Average Annual Returns as of May 31, 2018

		Bloomberg
	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	(0.28)%	(0.37)%
3 Year	1.42%	1.39%
Since Inception (12/26/13)	1.99%	2.52%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in fixed-income securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of May 31, 2018
(% of Investments)

Average Annual Returns as of May 31, 2018

	Rockefeller	Bloomberg
	Intermediate Tax Exempt	Barclays 5-Year
	National Bond Fund	Municipal Bond Index
1 Year	(0.38)%	(0.43)%
3 Year	0.87%	1.62%
Since Inception (12/26/13)	1.23%	1.88%

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of May 31, 2018
(% of Investments)

Average Annual Returns as of May 31, 2018

	Rockefeller	Bloomberg
	Intermediate Tax Exempt	Barclays 5-Year
	New York Bond Fund	Municipal Bond Index
1 Year	(0.48)%	(0.43)%
3 Year	0.67%	1.62%
Since Inception (12/26/13)	1.03%	1.88%

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.
Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

May 31, 2018 (Unaudited)

	Shares	Value
Common Stocks – 96.03%
Aerospace & Defense – 3.05%
Airbus SE (a)	16,394	$1,870,279
Safran SA (a)	13,437	1,602,704
Triumph Group, Inc.	2,695	57,134
		3,530,117
Airlines – 3.29%
Southwest Airlines Co.	48,103	2,457,102
United Continental Holdings, Inc. (b)	17,385	1,209,822
Wizz Air Holdings PLC (a)(b)(c)	3,275	147,910
		3,814,834
Auto Components – 0.24%
Gentherm, Inc. (b)	4,822	170,699
Standard Motor Products, Inc.	2,313	104,663
		275,362
Automobiles – 0.94%
Hyundai Motor Co. (a)	8,432	1,084,686

Banks – 14.56%
ABN AMRO Group NV (a)(c)	41,932	1,087,684
Bank Rakyat Indonesia Persero Tbk PT (a)	4,288,000	947,177
BNP Paribas SA (a)	14,274	886,923
Comerica, Inc.	19,584	1,846,575
HDFC Bank Ltd. – ADR	1,296	137,920
ICICI Bank Ltd. – ADR	108,219	907,957
ING Group NV (a)	119,922	1,746,620
JPMorgan Chase & Co.	19,061	2,039,718
KB Financial Group, Inc. (a)	24,904	1,197,850
Lloyds Banking Group PLC (a)	1,683,363	1,411,953
Swedbank AB (a)	87,526	1,819,559
The Siam Commercial Bank PLC (a)	15,100	62,618
Wells Fargo & Co.	51,298	2,769,580
		16,862,134
Biotechnology – 2.65%
Alnylam Pharmaceuticals, Inc. (b)	3,374	335,612
Biogen, Inc. (b)	3,655	1,074,423
Galapagos NV (a)(b)	5,877	597,538
Regeneron Pharmaceuticals, Inc. (b)	2,210	663,707
Spark Therapeutics, Inc. (b)	4,949	394,881
		3,066,161

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Building Products – 1.49%
AAON, Inc.	4,753	$144,967
Cie de Saint-Gobain (a)	27,461	1,375,140
Simpson Manufacturing Co., Inc.	3,239	205,061
		1,725,168
Commercial Services & Supplies – 0.36%
Healthcare Services Group, Inc.	5,962	215,525
Stericycle, Inc. (b)	1,327	84,265
Tetra Tech, Inc.	2,150	118,143
		417,933
Construction & Engineering – 0.19%
Kinden Corp. (a)	13,700	225,127

Construction Materials – 2.05%
Cemex SAB de CV – ADR	130,446	777,458
HeidelbergCement AG (a)	18,108	1,599,807
		2,377,265
Consumer Finance – 1.69%
FirstCash, Inc.	3,102	281,507
ORIX Corp. (a)	16,200	270,609
SLM Corp. (b)	14,187	162,157
Synchrony Financial	35,965	1,245,468
		1,959,741
Diversified Financial Services – 0.22%
FactSet Research Systems, Inc.	1,265	254,278

Diversified Telecommunication Services – 2.75%
KT Corp. (a)	6,034	151,067
KT Corp. – ADR	22,162	289,214
Nippon Telegraph & Telephone Corp. (a)	57,800	2,700,238
ORBCOMM, Inc. (b)	5,208	50,309
		3,190,828
Electric Utilities – 3.44%
Korea Electric Power Corp. (a)	64,681	1,988,102
The Kansai Electric Power Co., Inc. (a)	139,300	2,001,684
		3,989,786
Electrical Equipment – 1.15%
Mitsubishi Electric Corp. (a)	94,400	1,337,815

Electronic Equipment, Instruments & Components – 3.58%
Badger Meter, Inc.	3,844	168,175
IPG Photonics Corp. (b)	1,487	358,768

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Electronic Equipment, Instruments & Components – 3.58% (Continued)
Kyocera Corp. (a)	28,200	$1,664,181
Littelfuse, Inc.	1,461	317,110
Samsung SDI Co. Ltd. (a)	7,746	1,436,562
Trimble, Inc. (b)	6,182	204,377
		4,149,173
Energy Equipment & Services – 0.15%
Newpark Resources, Inc. (b)	15,753	170,920

Food & Staples Retailing – 1.16%
CVS Health Corp.	21,113	1,338,353

Gas Utilities – 0.74%
Infraestructura Energetica Nova SAB de CV (a)	24,000	100,177
Tokyo Gas Co. Ltd. (a)	28,000	761,395
		861,572
Health Care Equipment & Supplies – 5.58%
Abaxis, Inc.	1,904	157,651
ABIOMED, Inc. (b)	1,092	416,205
Becton Dickinson & Co.	4,941	1,094,876
DexCom, Inc. (b)	12,265	1,079,197
Edwards Lifesciences Corp. (b)	1,234	169,441
Inogen, Inc. (b)	2,140	390,957
Insulet Corp. (b)	3,768	353,401
Integer Holdings Corp. (b)	3,230	213,180
Masimo Corp. (b)	2,914	288,632
Medtronic PLC (a)	19,768	1,706,374
Merit Medical Systems, Inc. (b)	7,569	388,290
Nuvectra Corp. (b)	1,786	30,094
ResMed, Inc.	1,698	174,571
		6,462,869
Health Care Providers & Services – 0.21%
Chemed Corp.	762	248,412

Health Care Technology – 1.89%
Cerner Corp. (b)	23,058	1,376,101
Medidata Solutions, Inc. (b)	3,849	296,989
Omnicell, Inc. (b)	4,659	216,876
Vocera Communications, Inc. (b)	11,127	300,652
		2,190,618
Hotels, Restaurants & Leisure – 3.63%
Carnival Corp. (a)	2,033	126,615
Carnival PLC (a)	6,446	413,038

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Hotels, Restaurants & Leisure – 3.63% (Continued)
Compass Group PLC (a)	88,092	$1,892,994
Royal Caribbean Cruises Ltd. (a)	16,905	1,774,687
		4,207,334
Household Durables – 1.51%
Sony Corp. – ADR	1,743	82,078
Sony Corp. (a)	35,400	1,670,133
		1,752,211
Household Products – 0.25%
Reckitt Benckiser Group PLC (a)	3,726	285,199

Insurance – 2.51%
Prudential PLC (a)	63,587	1,527,379
Reinsurance Group of America, Inc.	9,061	1,354,076
Samsung Fire & Marine Insurance Co. Ltd. (a)	110	25,544
		2,906,999
Internet & Catalog Retail – 2.22%
Amazon.com, Inc. (b)	1,579	2,573,170

Internet & Direct Marketing Retail – 0.85%
Start Today Co. Ltd. (a)	28,500	985,653

Internet Software & Services – 7.58%
Alphabet, Inc. – Class C (b)	2,925	3,173,596
Baidu, Inc. – ADR (b)	972	235,768
Facebook, Inc. – Class A (b)	12,046	2,310,182
NIC, Inc.	6,881	105,623
Tencent Holdings Ltd. (a)	57,900	2,955,918
		8,781,087
IT Services – 2.16%
Visa, Inc. – Class A	19,122	2,499,628

Life Sciences Tools & Services – 0.93%
Illumina, Inc. (b)	3,939	1,073,141

Machinery – 2.10%
Amada Holdings Co. Ltd. (a)	95,800	1,036,137
Atlas Copco AB (a)	5,813	230,590
KION Group AG (a)	14,288	1,160,373
		2,427,100

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Media – 2.01%
Comcast Corp.	74,623	$2,326,745

Metals & Mining – 0.15%
Grupo Mexico SAB de CV (a)	69,800	173,514

Multi-Utilities – 0.06%
WEC Energy Group, Inc.	1,113	70,286

Oil, Gas & Consumable Fuels – 6.60%
BP PLC – ADR	55,315	2,534,533
EOG Resources, Inc.	12,469	1,468,973
Exxon Mobil Corp.	1,004	81,565
Kinder Morgan, Inc.	54,245	904,807
Plains GP Holdings LP	29,743	730,786
Range Resources Corp.	1,599	25,328
Sasol Ltd. (a)	3,679	132,715
TOTAL SA (a)	28,993	1,762,587
		7,641,294
Pharmaceuticals – 2.99%
Aspen Pharmacare Holdings Ltd. (a)	3,751	73,644
Bristol-Myers Squibb Co.	771	40,570
Hanmi Pharm Co. Ltd. (a)	195	87,037
Novartis AG (a)	5,196	386,285
Novartis AG – ADR	18,445	1,374,521
Shire PLC – ADR	9,136	1,500,497
		3,462,554
Professional Services – 0.15%
Mistras Group, Inc. (b)	8,911	171,537

Real Estate Management & Development – 1.62%
Vonovia SE (a)	39,871	1,879,221

Semiconductors & Semiconductor Equipment – 0.20%
Samsung Electronics Co. Ltd. (a)	4,850	227,744

Software – 1.90%
Everbridge, Inc. (b)	1,333	61,411
Microsoft Corp.	18,348	1,813,516
PROS Holdings, Inc. (b)	9,334	329,864
		2,204,791

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Specialty Retail – 2.14%
Foot Locker, Inc.	16,958	$915,223
Ross Stores, Inc.	19,854	1,566,084
		2,481,307
Technology Hardware, Storage & Peripherals – 0.70%
NCR Corp. (b)	25,589	770,229
Stratasys Ltd. (a)(b)	2,160	40,176
		810,405
Textiles, Apparel & Luxury Goods – 2.23%
Carter’s, Inc.	2,240	244,182
NIKE, Inc. – Class B	15,782	1,133,148
Shenzhou International Group Holdings Ltd. (a)	104,000	1,210,374
		2,587,704
Water Utilities – 0.09%
American Water Works Co., Inc.	1,307	108,664

Wireless Telecommunication Services – 0.07%
China Mobile Ltd. – ADR	1,745	78,385
Total Common Stocks (Cost $91,916,815)		111,248,825

Exchange Traded Funds – 1.34%
iShares Core MSCI EAFE ETF	11,593	760,849
iShares Core S&P 500 ETF	2,884	786,553
Total Exchange Traded Funds (Cost $1,548,795)		1,547,402

Preferred Stocks – 0.61%
Automobiles – 0.33%
Hyundai Motor Co. (a) 3.41%
	4,348	380,764

Banks – 0.12%
Itau Unibanco Holding SA (a) 8.69%
	12,030	138,947

Insurance – 0.16%
Samsung Fire & Marine Insurance Co. Ltd. (a) 5.48%
	1,147	191,830
Total Preferred Stocks (Cost $722,180)		711,541

Real Estate Investment Trusts – 0.15%
Iron Mountain, Inc.	5,107	170,012
Total Real Estate Investment Trusts (Cost $159,912)		170,012

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Money Market Funds – 3.35%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.612% (d)	3,880,847	$3,880,847
Total Money Market Funds (Cost $3,880,847)		3,880,847
Total Investments (Cost $98,228,549) – 101.48%		117,558,627
Liabilities in Excess of Other Assets – (1.48)%		(1,712,251)
Total Net Assets – 100.00%		$115,846,376

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	Variable rate security; the rate shown represents the rate at May 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Corporate Bonds – 35.91%
Breweries – 1.93%
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	$1,428,000	$1,415,581

Diversified Banks – 13.84%
Bank of America Corp.
3.519% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	2,103,000	2,137,696
BB&T Corp.
2.750%, 04/01/2022	2,276,000	2,232,268
Citigroup, Inc.
3.400%, 05/01/2026	2,129,000	2,031,987
JPMorgan Chase & Co.
3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	1,743,000	1,708,427
Wells Fargo Bank NA
2.400%, 01/15/2020	2,029,000	2,013,923
		10,124,301
Food Retail – 3.34%
The Kroger Co.
7.500%, 04/01/2031	1,942,000	2,446,109

Health Care Services – 3.00%
CVS Health Corp.
3.350%, 03/09/2021	2,193,000	2,197,288

Home Improvement Retail – 3.48%
The Home Depot, Inc.
5.875%, 12/16/2036	2,023,000	2,549,778

Homebuilding – 1.95%
NVR, Inc.
3.950%, 09/15/2022	1,405,000	1,424,601

Integrated Telecommunication Services – 2.97%
Verizon Communications, Inc.
5.250%, 03/16/2037	2,074,000	2,171,729

Investment Banking & Brokerage – 2.80%
Morgan Stanley
6.375%, 07/24/2042	1,637,000	2,046,131

Miscellaneous Intermediation – 2.60%
The Goldman Sachs Group, Inc.
3.500%, 01/23/2025	1,958,000	1,902,619
Total Corporate Bonds (Cost $26,619,026)		26,278,137

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Exchange Traded Funds – 18.70%
Vanguard Mortgage-Backed Securities ETF	265,789	$13,685,476
Total Exchange Traded Funds (Cost $14,077,903)		13,685,476

	Principal
	Amount
Municipal Bonds – 24.03%
California – 5.42%
Contra Costa Community College District
6.504%, 08/01/2034	$600,000	762,300
Los Angeles Department of Water & Power System Revenue
5.516%, 07/01/2027	380,000	440,275
Metropolitan Water District of Southern California
6.538%, 07/01/2039	500,000	520,175
San Diego County Regional Airport Authority
6.628%, 07/01/2040	2,095,000	2,246,720
		3,969,470
Florida – 0.26%
County of Miami-Dade, FL Aviation Revenue
2.604%, 10/01/2025	200,000	189,642

Massachusetts – 0.36%
University of Massachusetts Building Authority
6.423%, 05/01/2029	255,000	263,553

Nevada – 4.52%
County of Clark, NV
6.750%, 07/01/2029	550,000	595,204
7.000%, 07/01/2038	2,500,000	2,711,150
		3,306,354
New York – 6.82%
City of New York, NY
5.676%, 10/01/2034	430,000	445,153
County of Westchester, NY
5.000%, 06/01/2024	250,000	256,170
Metropolitan Transportation Authority
1.848%, 07/01/2019	105,000	104,247
3.118%, 07/01/2025	1,525,000	1,520,059
Nassau County Interim Finance Authority
1.976%, 11/15/2019	150,000	148,841

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
New York – 6.82% (Continued)
New York City Transitional Finance Authority
Future Tax Secured Revenue
3.530%, 08/01/2031	$970,000	$952,385
5.932%, 11/01/2036	225,000	240,597
New York City Water & Sewer System
5.790%, 06/15/2041	1,255,000	1,323,247
		4,990,699
Ohio – 0.81%
Ohio Housing Finance Agency
2.650%, 11/01/2041	623,000	592,629

Texas – 5.16%
City of Fort Worth, TX
3.375%, 03/01/2027	1,300,000	1,271,517
Jasper Independent School District
4.000%, 02/15/2033	800,000	822,752
Permanent University Fund – Texas A&M University System
3.660%, 07/01/2047	1,750,000	1,681,557
		3,775,826
Washington – 0.68%
County of Snohomish, WA
2.000%, 12/01/2018	500,000	499,390
Total Municipal Bonds (Cost $18,043,421)		17,587,563

U.S. Government Notes/Bonds – 20.03%
United States Treasury Inflation Indexed Bonds
1.125%, 01/15/2021	3,521,650	3,581,628
United States Treasury Note/Bond
1.250%, 04/30/2019	3,656,000	3,623,153
1.625%, 08/31/2022	1,906,000	1,829,127
2.625%, 03/31/2025	3,308,000	3,279,378
2.750%, 02/15/2028	1,454,000	1,443,975
2.500%, 02/15/2045	990,000	902,757
Total U.S. Government Notes/Bonds (Cost $14,701,766)		14,660,018

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Shares	Value
Money Market Funds – 0.64%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.612% (b)	467,572	$467,572
Total Money Market Funds (Cost $467,572)		467,572
Total Investments (Cost $73,909,688) – 99.31%		72,678,766
Other Assets in Excess of Liabilities – 0.69%		503,415
Total Net Assets – 100.00%		$73,182,181

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2018.
(b)	The rate shown represents the seven day yield at May 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Municipal Bonds – 97.14%
Alaska – 1.30%
Alaska Housing Finance Corp.
5.000%, 12/01/2020	$550,000	$590,744
State of Alaska, Sport Fishing Revenue Bonds
5.000%, 04/01/2022	695,000	730,501
		1,321,245
Arizona – 0.65%
Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/2031	200,000	200,534
Marana Municipal Property Corp.
5.000%, 07/01/2028	460,000	461,228
		661,762
Colorado – 3.87%
Dawson Ridge Metropolitan District No. 1
2.179%, 10/01/2022 (a)	2,500,000	2,275,250
Denver City & County School District No. 1
5.000%, 12/01/2028	500,000	577,390
University of Colorado
5.000%, 06/01/2032	1,000,000	1,090,040
		3,942,680
Connecticut – 0.90%
Connecticut State Health & Educational Facility Authority
5.000%, 07/01/2037 (b)	100,000	106,214
2.000%, 07/01/2042 (b)	395,000	383,178
State of Connecticut Special Tax Revenue
5.000%, 08/01/2020	400,000	423,820
		913,212
District of Columbia – 2.04%
District of Columbia
6.625%, 03/01/2041	1,750,000	1,960,333
5.250%, 07/15/2045	120,000	120,522
		2,080,855
Florida – 2.27%
County of Miami-Dade, FL Aviation Revenue
5.500%, 10/01/2019	500,000	523,830
Florida Housing Finance Corp.
2.250%, 01/01/2026	500,000	477,635
3.200%, 07/01/2030	885,000	893,275
Florida Water Pollution Control Financing Corp.
5.000%, 07/15/2018	420,000	421,726
		2,316,466

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Georgia – 0.75%
Athens-Clarke County, GA Unified Government
Water & Sewerage Revenue
5.625%, 01/01/2033	$750,000	$767,332

Hawaii – 0.20%
County of Hawaii, HI
5.000%, 07/15/2023	200,000	200,812

Indiana – 1.90%
Indiana Health Facility Financing Authority
1.350%, 11/01/2027 (b)	830,000	815,840
1.350%, 11/01/2027 (b)	1,145,000	1,125,467
		1,941,307
Iowa – 0.74%
Iowa State University of Science & Technology
3.000%, 07/01/2025	720,000	750,809

Maryland – 2.42%
City of Baltimore, MD
5.000%, 07/01/2027	1,000,000	1,191,010
Maryland Community Development Administration
1.400%, 07/01/2019	1,290,000	1,279,783
		2,470,793
Massachusetts – 0.27%
Commonwealth of Massachusetts
5.500%, 10/01/2018	100,000	101,302
The Massachusetts Clean Water Trust
5.000%, 02/01/2019	170,000	173,869
		275,171
Michigan – 1.64%
Michigan State Hospital Finance Authority
5.000%, 11/15/2018	1,650,000	1,674,503

Minnesota – 2.68%
Minneapolis-St. Paul Metropolitan Airports Commission
5.000%, 01/01/2030	1,000,000	1,122,130
State of Minnesota
5.000%, 10/01/2027	1,325,000	1,611,266
		2,733,396

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Nebraska – 2.13%
Nebraska Investment Finance Authority
2.900%, 09/01/2026	$505,000	$504,985
3.350%, 09/01/2028	1,000,000	1,015,410
University of Nebraska
4.500%, 07/01/2028	650,000	651,495
		2,171,890
Nevada – 6.28%
Clark County School District
5.000%, 06/15/2020	1,000,000	1,059,400
County of Clark Department of Aviation
5.000%, 07/01/2029	1,760,000	1,982,218
Las Vegas Valley Water District
5.000%, 06/01/2026	1,000,000	1,107,250
5.000%, 06/01/2030	700,000	819,420
5.000%, 06/01/2030	1,300,000	1,434,706
		6,402,994
New Hampshire – 0.51%
New Hampshire Health and Education Facilities Authority Act
5.000%, 04/01/2029	500,000	519,370

New York – 26.20%
Broome County Industrial Development Agency
6.875%, 07/01/2040	500,000	501,925
City of New York, NY
3.000%, 08/01/2018	100,000	100,244
6.000%, 10/15/2023	305,000	309,874
6.000%, 10/15/2023	200,000	203,256
Metropolitan Transportation Authority
5.000%, 11/15/2029	1,015,000	1,124,315
4.000%, 11/15/2033 (b)	1,000,000	1,039,910
Monroe County Industrial Development Corp.
5.000%, 07/01/2022	275,000	307,929
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2029	1,500,000	1,715,460
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.250%, 11/01/2027	240,000	243,506
5.000%, 02/01/2029	1,000,000	1,097,500
New York City Water & Sewer System
5.000%, 06/15/2026	1,400,000	1,521,604
5.000%, 06/15/2032	335,000	395,498

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
New York – 26.20% (Continued)
New York State Dormitory Authority
5.000%, 07/01/2018	$325,000	$325,861
5.250%, 02/15/2020	1,375,000	1,409,912
5.000%, 03/15/2020	925,000	977,281
5.000%, 02/15/2033	1,000,000	1,140,670
New York State Environmental Facilities Corp.
5.000%, 06/15/2018	315,000	315,365
5.000%, 06/15/2021	1,000,000	1,002,710
New York State Thruway Authority
5.000%, 01/01/2026	200,000	234,006
New York State Urban Development Corp.
5.000%, 03/15/2029	2,500,000	2,808,675
Port Authority of New York & New Jersey
5.000%, 12/01/2028	100,000	114,132
5.000%, 11/15/2033	2,740,000	3,237,310
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	1,010,000	1,175,751
5.000%, 10/15/2027	1,000,000	1,163,470
State of New York
5.000%, 03/01/2028	825,000	934,007
State of New York Mortgage Agency
2.750%, 10/01/2028	400,000	390,472
3.125%, 10/01/2032	1,000,000	994,820
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2024	800,000	812,464
5.000%, 11/15/2030	925,000	1,098,752
		26,696,679
North Carolina – 0.63%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	644,918

Ohio – 7.54%
County of Butler, OH
5.500%, 11/01/2040	1,240,000	1,344,582
Ohio Higher Educational Facility Commission
5.000%, 01/01/2020	150,000	157,323
5.000%, 01/01/2026	500,000	548,595
5.000%, 01/01/2028	1,000,000	1,095,740
Ohio Housing Finance Agency
5.000%, 11/01/2019	600,000	625,716
Ohio Water Development Authority
5.000%, 06/01/2028	750,000	893,918
5.000%, 12/01/2030	1,675,000	1,986,550

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Ohio – 7.54% (Continued)
Ohio Water Development Authority Water Pollution Control Loan Fund
5.250%, 12/01/2019	$350,000	$368,011
State of Ohio
4.000%, 01/01/2019	250,000	253,287
5.000%, 01/01/2024	400,000	407,700
		7,681,422
Oklahoma – 1.13%
Oklahoma Turnpike Authority
5.000%, 01/01/2023	1,065,000	1,147,846

Oregon – 0.10%
City of Portland, OR Sewer System Revenue
4.250%, 06/15/2019	100,000	100,087

Pennsylvania – 3.68%
Allegheny County Hospital Development Authority
5.000%, 06/15/2018	315,000	315,350
5.000%, 09/01/2018	1,050,000	1,058,873
5.000%, 10/15/2018	250,000	253,147
City of Philadelphia, PA Water & Wastewater Revenue
5.250%, 01/01/2036	100,000	102,010
Pennsylvania Housing Finance Agency
2.375%, 10/01/2027	500,000	479,075
3.200%, 10/01/2031	710,000	705,406
Southeastern Pennsylvania Transportation Authority
5.000%, 03/01/2021	155,000	163,162
5.000%, 03/01/2021	520,000	547,565
5.000%, 03/01/2027	120,000	126,149
		3,750,737
Tennessee – 3.73%
Tennessee Housing Development Agency
1.150%, 01/01/2019	825,000	821,617
1.350%, 01/01/2020	450,000	446,094
1.350%, 07/01/2020	1,540,000	1,516,007
Tennessee State School Bond Authority
5.000%, 11/01/2018	1,000,000	1,014,180
		3,797,898
Texas – 14.41%
Arlington Higher Education Finance Corp.
5.000%, 08/15/2024	315,000	362,867
City of Dallas, TX Waterworks & Sewer System Revenue
4.000%, 10/01/2018	200,000	201,616

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Texas – 14.41% (Continued)
City of Garland, TX
5.000%, 02/15/2028	$400,000	$408,792
Dallas Area Rapid Transit
5.000%, 12/01/2033	150,000	152,436
5.250%, 12/01/2048	150,000	152,617
Dallas County Park Cities Municipal Utility District
4.000%, 08/01/2018	100,000	100,396
Dallas Independent School District
5.000%, 02/15/2036 (b)	495,000	545,049
5.000%, 02/15/2036 (b)	5,000	5,545
Dallas/Fort Worth International Airport
5.000%, 11/01/2028	1,000,000	1,068,960
Fort Bend, TX Independent School District
5.000%, 08/15/2028	500,000	591,300
Grapevine-Colleyville Independent School District
2.000%, 08/01/2036 (b)	1,000,000	1,000,200
La Joya Independent School District
5.000%, 02/15/2028	550,000	659,082
Lovejoy Independent School District
5.000%, 02/15/2027	980,000	1,132,145
Manor Independent School District
3.000%, 08/01/2018	670,000	671,628
North Texas Tollway Authority
5.000%, 01/01/2026	1,980,000	2,250,409
Round Rock Independent School District
5.000%, 08/01/2018	320,000	321,782
State of Texas
5.000%, 10/01/2018	1,000,000	1,011,340
Tarrant Regional Water District
5.000%, 03/01/2029	1,045,000	1,204,718
Texas State University System
5.000%, 03/15/2021	585,000	617,117
Tomball Independent School District
1.100%, 02/15/2043 (b)	2,250,000	2,229,300
		14,687,299
Virginia – 2.47%
Virginia Commonwealth Transportation Board
5.000%, 05/15/2019	300,000	309,492
5.000%, 05/15/2028	1,000,000	1,195,760
Virginia Housing Development Authority
2.490%, 01/01/2022	1,000,000	1,008,530
		2,513,782

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Washington – 2.15%
Central Puget Sound Regional Transit Authority
5.000%, 11/01/2030	$750,000	$885,765
City of Monroe, WA Water & Sewer Revenue
4.750%, 12/01/2031	100,000	108,281
State of Washington
1.694%, 01/01/2019 (a)	755,000	747,903
5.000%, 08/01/2029	400,000	451,820
		2,193,769
Wisconsin – 4.55%
City of Madison, WI Water Utility Revenue
4.000%, 01/01/2026	800,000	824,800
Southeast Wisconsin Professional Baseball Park District
5.500%, 12/15/2019	1,700,000	1,795,846
State of Wisconsin
4.000%, 05/01/2020	100,000	102,109
5.000%, 11/01/2032	500,000	591,375
Wisconsin Department of Transportation
4.000%, 07/01/2018	175,000	175,331
5.000%, 07/01/2028	1,000,000	1,150,410
		4,639,871
Total Municipal Bonds (Cost $99,834,216)		98,998,905

	Shares

Money Market Funds – 0.11%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.612% (c)	108,467	108,467
Total Money Market Funds (Cost $108,467)		108,467
Total Investments (Cost $99,942,683) – 97.25%		99,107,372
Other Assets in Excess of Liabilities – 2.75%		2,807,261
Total Net Assets – 100.00%		$101,914,633

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond; effective yield is shown.
(b)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(c)	The rate shown represents the seven day yield as of May 31, 2018.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
Municipal Bonds – 98.39%
New York – 96.53%
City of New York, NY
5.000%, 08/01/2018	$725,000	$729,045
6.000%, 10/15/2023	275,000	279,477
5.000%, 08/01/2031	500,000	570,620
County of Albany, NY
5.000%, 04/01/2022	1,000,000	1,114,600
County of Onondaga, NY
5.000%, 05/01/2023	190,000	207,092
County of Saratoga, NY
2.500%, 06/01/2019	150,000	151,263
County of Schenectady, NY
2.000%, 12/15/2020	325,000	326,599
County of Westchester, NY
4.000%, 11/15/2018	1,000,000	1,011,180
4.000%, 07/01/2022	5,000	5,309
Erie County Fiscal Stability Authority
5.000%, 05/15/2023	510,000	541,793
Freeport Union Free School District
5.000%, 12/01/2019	220,000	230,848
Greater Southern Tier Board of Cooperative
Educational Services District
2.375%, 06/29/2018	320,000	320,195
New York City Housing Development Corp.
1.900%, 05/01/2021	395,000	393,554
Metropolitan Transportation Authority
4.000%, 11/15/2020	625,000	655,775
5.000%, 11/15/2025	580,000	670,347
5.000%, 11/15/2026	1,000,000	1,121,150
5.000%, 11/15/2030 (a)	460,000	481,063
5.000%, 11/15/2034 (a)	650,000	683,592
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2023	500,000	545,530
5.000%, 07/15/2030	1,120,000	1,288,818
New York City Transitional Finance Authority
Future Tax Secured Revenue
3.000%, 11/01/2018	295,000	296,826
5.000%, 08/01/2019	175,000	181,839
5.250%, 11/01/2027	200,000	202,922
5.000%, 05/01/2028	300,000	357,708
5.000%, 11/01/2030	775,000	885,825
0.880%, 11/01/2042 (a)	300,000	300,000
New York City Trust for Cultural Resources
5.000%, 04/01/2026	750,000	758,535
5.000%, 07/01/2031	620,000	704,599

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
New York – 96.53% (Continued)
New York City Water & Sewer System
4.000%, 06/15/2020	$300,000	$313,344
5.000%, 06/15/2021	135,000	135,366
5.000%, 06/15/2021	65,000	65,073
5.000%, 06/15/2032	750,000	885,442
New York Local Government Assistance Corp.
5.000%, 04/01/2019	1,000,000	1,028,150
New York Power Authority
5.000%, 11/15/2022	175,000	197,311
New York State Bridge Authority
4.000%, 01/01/2019	180,000	182,441
New York State Dormitory Authority
4.000%, 02/15/2019	205,000	208,510
5.000%, 03/15/2019	700,000	718,760
5.000%, 07/01/2023	875,000	965,116
5.000%, 03/15/2025	200,000	226,146
5.000%, 07/01/2025	110,000	113,885
5.000%, 07/01/2025	100,000	100,272
5.250%, 07/01/2027	775,000	804,427
5.000%, 07/01/2027	750,000	850,305
5.000%, 03/15/2028	500,000	572,375
4.750%, 12/15/2028	100,000	101,678
5.000%, 07/01/2029	500,000	548,595
5.000%, 10/01/2031	650,000	678,320
5.000%, 02/15/2033	1,000,000	1,140,670
5.000%, 07/01/2033	1,000,000	1,154,170
5.000%, 02/15/2035	585,000	615,578
5.000%, 03/15/2036	225,000	256,752
5.250%, 07/01/2048	625,000	626,794
New York State Environmental Facilities Corp.
5.000%, 06/15/2025	500,000	545,125
New York State Housing Finance Agency
1.100%, 05/01/2019	465,000	462,163
1.800%, 11/01/2020	125,000	124,883
2.900%, 11/01/2025	190,000	192,787
3.050%, 11/01/2027	1,000,000	1,005,120
New York State Thruway Authority
5.000%, 01/01/2032	1,525,000	1,731,043
New York State Urban Development Corp.
5.000%, 03/15/2029	750,000	842,603
Port Authority of New York & New Jersey
5.000%, 10/15/2019	125,000	130,691
5.000%, 11/15/2031	300,000	356,643
5.000%, 11/15/2033	725,000	856,588

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

May 31, 2018 (Unaudited)

	Principal
	Amount	Value
New York – 96.53% (Continued)
Riverhead Central School District
2.000%, 10/15/2018	$750,000	$751,343
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	500,000	582,055
State of New York
5.000%, 02/15/2020	150,000	158,399
5.000%, 03/01/2028	500,000	566,065
5.000%, 12/15/2030	1,000,000	1,100,330
State of New York Mortgage Agency
2.650%, 04/01/2029	500,000	482,655
Suffolk County Water Authority
5.000%, 06/01/2021	100,000	109,310
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2024	755,000	849,541
5.000%, 11/15/2029	425,000	506,698
Utility Debt Securitization Authority
5.000%, 12/15/2028	750,000	880,785
Village of Harrison, NY
4.000%, 12/15/2023	105,000	115,711
		39,856,122
Pennsylvania – 0.94%
Pennsylvania Turnpike Commission
5.000%, 12/01/2030	340,000	388,521

Tennessee – 0.92%
Tennessee Housing Development Agency
1.350%, 07/01/2020	385,000	379,002
Total Municipal Bonds (Cost $40,979,263)		40,623,645

	Shares
Money Market Funds – 0.48%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 1.612% (b)	200,281	200,281
Total Money Market Funds (Cost $200,281)		200,281
Total Investments (Cost $41,179,544) – 98.87%		40,823,926
Other Assets in Excess of Liabilities – 1.13%		465,737
Total Net Assets – 100.00%		$41,289,663

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(b)	The rate shown represents the seven day yield as of May 31, 2018.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $98,228,549, $73,909,688, $99,942,683 and $41,179,544, respectively)
Dividends and interest receivable
Foreign currencies (cost $893, $—, $—, $—, respectively)
Receivable for capital shares sold
Receivable from custodian
Receivable for investment securities sold
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable for foreign currencies
Payable to Adviser
Payable for fund shares redeemed
Payable to affiliates
Accrued expenses and other liabilities
Total Liabilities

Net Assets

Net Assets Consist of:
Paid-in capital
Accumulated net investment income (loss)
Accumulated net realized gain (loss) on investments
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

May 31, 2018 (Unaudited)

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$117,558,627	$72,678,766	$99,107,372	$40,823,926
358,207	643,775	1,161,427	433,855
905	—	—	—
76,047	—	200,000	105,000
79,331	—	—	—
—	—	1,867,833	—
8,788	8,410	10,500	6,722
118,081,905	73,330,951	102,347,132	41,369,503

1,991,621	—	332,739	—
79,563	—	—	—
83,414	21,817	30,109	12,407
—	60,000	6,000	16,000
46,489	29,975	29,478	15,687
34,442	36,978	34,173	35,746
2,235,529	148,770	432,499	79,840

$115,846,376	$73,182,181	$101,914,633	$41,289,663

$94,144,741	$74,687,463	$102,608,835	$41,662,652
(1,105,712)	372,783	212,964	79,377
3,481,694	(647,143)	(71,855)	(96,748)

19,330,078	(1,230,922)	(835,311)	(355,618)
(4,425)	—	—	—
$115,846,376	$73,182,181	$101,914,633	$41,289,663

9,414,187	7,432,055	10,217,364	4,160,302

$12.31	$9.85	$9.97	$9.92

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Pricing fees
Transfer agent fees & expenses
Legal fees
Chief Compliance Officer fees
Federal & state registration fees
Trustees’ fees
Reports to shareholders
Other expenses
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments
Foreign currency
Change in net unrealized depreciation on:
Investments
Foreign currency

Net Realized and Unrealized Loss on Investments
Net Decrease in Net Assets from Operations

(1)	Net of $163,254 and $1,179 withholding taxes and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

For the Period Ended May 31, 2018 (Unaudited)

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$1,198,196 (1)	$169,577	$—	$—
11,922	971,612	866,745	354,076
1,210,118	1,141,189	866,745	354,076

483,995	131,366	171,531	70,569
87,858	58,152	70,150	28,182
17,968	2,514	2,666	2,184
15,376	15,932	15,932	17,206
10,172	2,848	12,094	6,748
10,022	9,092	9,588	8,008
6,708	6,246	6,438	5,264
4,816	4,718	4,816	4,816
4,620	3,860	5,844	2,730
3,566	3,566	3,566	3,556
2,226	1,526	1,624	700
3,813	3,362	3,808	3,080
651,140	243,182	308,057	153,043

558,978	898,007	558,688	201,033

3,754,836	(410,315)	(71,781)	(71,445)
(20,481)	—	—	—

(4,872,470)	(1,335,926)	(584,700)	(179,720)
(3,277)	—	—	—

(1,141,392)	(1,746,241)	(656,481)	(251,165)
$(582,414)	$(848,234)	$(97,793)	$(50,132)

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
From Operations
Net investment income	$558,978	$829,081
Net realized gain from investments
and foreign currency translation	3,734,355	2,564,437
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	(4,875,747)	20,949,944
Net increase (decrease) in
net assets from operations	(582,414)	24,343,462

From Distributions
Net investment income	(1,774,866)	(895,182)
Net realized gains	(447,274)	—
Net decrease in net assets resulting
from distributions paid	(2,222,140)	(895,182)

From Capital Share Transactions
Proceeds from shares sold	10,884,883	18,045,830
Net asset value of shares issued
to distributions declared	808,381	290,114
Costs of shares redeemed	(11,302,371)	(14,136,332)
Net increase in net assets from
capital share transactions	390,893	4,199,612

Total Increase (Decrease) in Net Assets	(2,413,661)	27,647,892

Net Assets
Beginning of period	118,260,037	90,612,145
End of period	$115,846,376	$118,260,037

Accumulated Net Investment Income/(Loss)	$(1,105,712)	$110,176

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
From Operations
Net investment income	$898,007	$1,678,292
Net realized loss from investments	(410,315)	(228,779)
Net change in unrealized
appreciation (depreciation) on investments	(1,335,926)	782,726
Net increase (decrease) in net
assets from operations	(848,234)	2,232,239

From Distributions
Net investment income	(870,469)	(1,595,427)
Net realized gains	—	(676,565)
Net decrease in net assets
resulting from distributions paid	(870,469)	(2,271,992)

From Capital Share Transactions
Proceeds from shares sold	8,621,952	21,952,113
Net asset value of shares issued
to distributions declared	492,399	1,602,493
Costs of shares redeemed	(10,279,122)	(26,890,680)
Net decrease in net assets
from capital share transactions	(1,164,771)	(3,336,074)

Total Decrease in Net Assets	(2,883,474)	(3,375,827)

Net Assets
Beginning of period	76,065,655	79,441,482
End of period	$73,182,181	$76,065,655

Accumulated Net Investment Income	$372,783	$345,245

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
From Operations
Net investment income	$558,688	$763,758
Net realized gain (loss) from investments	(71,781)	11,295
Net change in unrealized
appreciation (depreciation) on investments	(584,700)	1,038,261
Net increase (decrease) in net
assets from operations	(97,793)	1,813,314

From Distributions
Net investment income	(518,942)	(712,609)
Net realized gains	(11,296)	(522,902)
Net decrease in net assets
resulting from distributions paid	(530,238)	(1,235,511)

From Capital Share Transactions
Proceeds from shares sold	12,924,330	25,090,267
Net asset value of shares issued
to distributions declared	123,434	640,098
Costs of shares redeemed	(5,264,425)	(9,211,612)
Net increase in net assets
from capital share transactions	7,783,339	16,518,753

Total Increase in Net Assets	7,155,308	17,096,556

Net Assets
Beginning of period	94,759,325	77,662,769
End of period	$101,914,633	$94,759,325

Accumulated Net Investment Income	$212,964	$173,218

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
From Operations
Net investment income	$201,033	$266,659
Net realized loss from investments	(71,445)	(25,303)
Net change in unrealized
appreciation (depreciation) on investments	(179,720)	557,554
Net increase (decrease) in net
assets from operations	(50,132)	798,910

From Distributions
Net investment income	(176,534)	(254,414)
Net realized gains	—	(423,412)
Net decrease in net assets
resulting from distributions paid	(176,534)	(677,826)

From Capital Share Transactions
Proceeds from shares sold	6,782,110	4,383,650
Net asset value of shares issued
to distributions declared	29,112	355,776
Costs of shares redeemed	(2,339,371)	(5,557,623)
Net increase (decrease) in net assets
from capital share transactions	4,471,851	(818,197)

Total Increase (Decrease) in Net Assets	4,245,185	(697,113)

Net Assets
Beginning of period	37,044,478	37,741,591
End of period	$41,289,663	$37,044,478

Accumulated Net Investment Income	$79,377	$54,878

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Rockefeller Equity Allocation Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period / Year

	Six Months
	Ended	Year Ended	Year Ended	Period Ended
	May 31, 2018	November 30,	November 30,	November 30,
	(Unaudited)	2017	2016	2015(1)
Net Asset Value,
Beginning of Period/Year	$12.61	$10.05	$9.94	$10.00

Income from
investment operations:
Net investment income(2)	0.06	0.09	0.09	0.05
Net realized and unrealized
gain (loss) on investments	(0.11)	2.57	0.10	(0.08)
Total from investment operations	(0.05)	2.66	0.19	(0.03)

Less distributions paid:
From net investment income	(0.20)	(0.10)	(0.08)	(0.03)
From net realized
gain on investments	(0.05)	—	—	—
Total distributions paid	(0.25)	(0.10)	(0.08)	(0.03)
Net Asset Value,
End of Period/Year	$12.31	$12.61	$10.05	$9.94

Total Return(3)	(0.43)%	26.54%	2.05%	(0.28)%

Supplemental Data and Ratios:
Net assets at end
of period/year (000’s)	$115,846	$118,260	$90,612	$66,715
Ratio of expenses to
average net assets:
Before waiver,
expense recoupment(4)	1.14%	1.18%	1.24%	1.38%
After waiver,
expense recoupment(4)	1.14%	1.22%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before waiver,
expense recoupment(4)	0.98%	0.84%	0.97%	0.53%
After waiver,
expense recoupment(4)	0.98%	0.80%	0.96%	0.66%
Portfolio turnover rate(3)	22.37%	35.98%	58.83%	56.96%

(1)	The Fund commenced operations on February 4, 2015.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Six Months
Ended
May 31, 2018
(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.08

Income from investment operations:
Net investment income(2)	0.12
Net realized and unrealized gain (loss) on investments	(0.24)
Total from investment operations	(0.12)

Less distributions paid:
From net investment income	(0.11)
From net realized gain on investments	—
Total distributions paid	(0.11)
Net Asset Value, End of Period/Year	$9.85

Total Return(4)	(1.15)%

Supplemental Data and Ratios:
Net assets at end of period/year (000’s)	$73,182
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	0.65%
After waiver, expense recoupment(4)	0.65%
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)	2.39%
After waiver, expense recoupment(4)	2.39%
Portfolio turnover rate(3)	26.70%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period / Year

Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2017	2016	2015	2014(1)
$10.08	$10.21	$10.30	$10.00

0.21	0.19	0.13	0.11
0.08	0.04	(0.03)	0.27
0.29	0.23	0.10	0.38

(0.20)	(0.19)	(0.12)	(0.08)
(0.09)	(0.17)	(0.07)	—
(0.29)	(0.36)	(0.19)	(0.08)
$10.08	$10.08	$10.21	$10.30

2.85%	2.32%	0.96%	3.87%

$76,066	$79,441	$79,906	$74,684

0.65%	0.66%	0.72%	0.95%
0.65%	0.66%	0.80%	0.85%

2.14%	1.89%	1.32%	1.11%
2.14%	1.89%	1.24%	1.21%
50.92%	49.78%	87.73%	124.55%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

	Six Months
	Ended
	May 31, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.04

Income from investment operations:
Net investment income(2)	0.05
Net realized and unrealized gain (loss) on investments	(0.07)
Total from investment operations	(0.02)

Less distributions paid:
From net investment income	(0.05)
From net realized gain on investments	(0.00	)(5)
Total distributions paid	(0.05)
Net Asset Value, End of Period/Year	$9.97

Total Return(3)	(0.12)%

Supplemental Data and Ratios:
Net assets at end of period/year (000’s)	$101,915
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	0.63%
After waiver, expense recoupment(4)	0.63%
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)	1.14%
After waiver, expense recoupment(4)	1.14%
Portfolio turnover rate(3)	20.85%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period / Year

Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2017	2016	2015	2014(1)
$9.96	$10.11	$10.25	$10.00

0.09	0.08	0.04	0.06
0.15	(0.15)	0.05	0.24
0.24	(0.07)	0.09	0.30

(0.09)	(0.07)	(0.04)	(0.05)
(0.07)	(0.01)	(0.19)	—
(0.16)	(0.08)	(0.23)	(0.05)
$10.04	$9.96	$10.11	$10.25

2.43%	(0.74)%	0.99%	2.97%

$94,759	$77,663	$74,518	$65,753

0.66%	0.68%	0.75%	0.99%
0.66%	0.69%	0.85%	0.85%

0.91%	0.77%	0.55%	0.43%
0.91%	0.76%	0.45%	0.57%
37.63%	38.93%	42.61%	235.85%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Six Months
Ended
May 31, 2018
(Unaudited)
Net Asset Value, Beginning of Period/Year	$9.98

Income from investment operations:
Net investment income(2)	0.05
Net realized and unrealized gain (loss) on investments	(0.06)
Total from investment operations	(0.01)

Less distributions paid:
From net investment income	(0.05)
From net realized gain on investments	—
Total distributions paid	(0.05)
Net Asset Value, End of Period/Year	$9.92

Total Return(4)	(0.08)%

Supplemental Data and Ratios:
Net assets at end of period/year (000’s)	$41,290
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	0.76%
After waiver, expense recoupment(4)	0.76%
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)	1.00%
After waiver, expense recoupment(4)	1.00%
Portfolio turnover rate(3)	21.45%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period / Year

Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2017	2016	2015	2014(1)
$9.94	$10.13	$10.20	$10.00

0.07	0.05	0.04	0.05
0.16	(0.17)	0.07 (3)	0.19
0.23	(0.12)	0.11	0.24

(0.07)	(0.05)	(0.04)	(0.04)
(0.12)	(0.02)	(0.14)	—
(0.19)	(0.07)	(0.18)	(0.04)
$9.98	$9.94	$10.13	$10.20

2.35%	(1.10)%	1.06%	2.44%

$37,044	$37,742	$42,076	$38,768

0.82%	0.77%	0.83%	1.09%
0.85%	0.85%	0.85%	0.85%

0.78%	0.62%	0.42%	0.32%
0.75%	0.54%	0.40%	0.56%
34.50%	59.79%	50.66%	215.11%

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
May 31, 2018 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on the NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices at the close of the exchange on such day; or the latest sales price on the Composite Market.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved pricing service (“Pricing Service”).

Debt securities including short-term debt instruments having a maturity of 60 days or less are valued at the mean provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees.  Any discount or premium is accreted or amortized using the constant yield method until maturity.  Constant Yield Amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Municipal bonds are priced by a Pricing Service.  The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are based on observable inputs, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2018:

Rockefeller Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$63,331,032	$47,917,793	$—	$111,248,825
Preferred Stock	138,947	572,594	—	711,541
Real Estate Investment Trusts	170,012	—	—	170,012
Total Equity Securities	63,639,991	48,490,387	—	112,130,378
Exchange-Traded Funds	1,547,402	—	—	1,547,402
Money Market Fund	3,880,847	—	—	3,880,847
Total Investments in Securities	$69,068,240	$48,490,387	$—	$117,558,627

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

Rockefeller Core Taxable Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Corporate Bonds	$—	$26,278,137	$—	$26,278,137
Municipal Bonds	—	17,587,563	—	17,587,563
U.S. Government Note/Bond	—	14,660,018	—	14,660,018
Total Fixed Income Securities	—	58,525,718	—	58,525,718
Exchange-Traded Funds	13,685,476	—	—	13,685,476
Money Market Fund	467,572	—	—	467,572
Total Investments in Securities	$14,153,048	$58,525,718	$—	$72,678,766

Rockefeller Intermediate Tax Exempt National Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$98,998,905	$—	$98,998,905
Total Fixed Income Securities	—	98,998,905	—	98,998,905
Money Market Funds	108,467	—	—	108,467
Total Investments in Securities	$108,467	$98,998,905	$—	$99,107,372

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$40,623,645	$—	$40,623,645
Total Fixed Income Securities	—	40,623,645	—	40,623,645
Money Market Funds	200,281	—	—	200,281
Total Investments in Securities	$200,281	$40,623,645	$—	$40,823,926

Transfers between Levels are recognized as of the end of the financial reporting period.

			Rockefeller	Rockefeller
	Rockefeller	Rockefeller	Intermediate	Intermediate
	Equity	Core	Tax Exempt	Tax Exempt
	Allocation	Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Transfers into Level 1	$—	$—	$—	$—
Transfers out of Level 1	(3,952,085)	—	—	—
Net transfers in
and/or out of Level 1	$(3,952,085)	$—	$—	$—
Transfers into Level 2	$3,952,085	$—	$—	$—
Transfers out of Level 2	—	—	—	—
Net transfers in
and/or out of Level 2	$3,952,085	$—	$—	$—

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

Transfers into Level 1 and out of Level 2 resulted from foreign securities which were previously priced using a systemic fair valuation model (Level 2 securities) and then priced at May 31, 2018 using the last sale price (Level 1 securities).

The Funds measure Level 3 activity as of the beginning and end of the period.  For the period ended May 31, 2018, the Funds did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Funds did not invest in derivative securities or engage in hedging activities during the year ended May 31, 2018.

(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of a Fund. Changes to estimates will be recorded in the period they are known.  The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2017 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$895,182	$1,760,346	$166,672	$151,636
Tax-Exempt Income	$—	$—	$702,824	$251,570
Long-Term Capital Gain	$—	$511,646	$366,015	$274,620

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

As of November 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$95,943,847	$75,518,464	$95,983,272	$37,845,168
Gross tax unrealized appreciation	26,020,590	721,731	444,119	148,800
Gross tax unrealized depreciation	(3,520,383)	(657,444)	(694,730)	(324,698)
Net tax unrealized
appreciation (depreciation)	$22,500,207	$64,287	$(250,611)	$(175,898)
Undistributed ordinary income	1,558,793	345,245	—	—
Undistributed tax-exempt
ordinary income	—	—	173,218	54,878
Undistributed long-term gains	447,189	—	11,222	—
Total distributable earnings	$2,005,982	$345,245	$184,440	$54,878
Total other accumulated loss	$—	$(196,111)	$—	$(25,303)
Total accumulated gains (losses)	$24,506,189	$213,421	$(66,171)	$(146,323)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Passive Foreign Investment Company adjustments.

At November 30, 2017, the Rockefeller Core Taxable Bond and Rockefeller Intermediate Tax Exempt New York Bond Funds had capital losses of $196,111 and $25,303, respectively, remaining which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Core Taxable Bond and Rockefeller Intermediate Tax Exempt New York Bond Funds realize future net capital gains, taxable distributions to their shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2017.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  For the year ended November 30, 2017, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Accumulated Undistributed Net
Investment Income/ (Loss)	$106,696	$(25)	$—	$(14)
Accumulated Net Realized
Gain/ (Loss)	$(106,696)	$25	$—	$14
Paid-In Capital	$—	$—	$—	$—

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2017.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2017.  At November 30, 2017, the tax years 2014, 2015, 2016, and 2017 remain open to examination for the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund in the Funds’ major tax jurisdictions. At November 30, 2017 the tax years 2015, 2016, and 2017 remain open to examination for the Rockefeller Equity Allocation Fund in the Fund’s major tax jurisdiction.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	March 1, 2020
Rockefeller Core Taxable Bond Fund	0.85%	March 1, 2020
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 1, 2020
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 1, 2020

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three years from the date such amount was waived or reimbursed. During the six months ended May 31, 2018, the Funds did not waive any expenses.

The Funds currently do not have any expenses eligible for recoupment.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the six months ended May 31, 2018, and owed as of May 31, 2018, are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$87,858	$29,416
Rockefeller Core Taxable Bond Fund	$58,152	$23,616
Rockefeller Intermediate Tax Exempt National Bond Fund	$70,150	$20,883
Rockefeller Intermediate Tax Exempt New York Bond Fund	$28,182	$9,173

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$10,172	$3,624
Rockefeller Core Taxable Bond Fund	$2,848	$760
Rockefeller Intermediate Tax Exempt National Bond Fund	$12,094	$3,499
Rockefeller Intermediate Tax Exempt New York Bond Fund	$6,748	$1,723

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$10,022	$2,806
Rockefeller Core Taxable Bond Fund	$9,092	$2,707
Rockefeller Intermediate Tax Exempt National Bond Fund	$9,588	$2,584
Rockefeller Intermediate Tax Exempt New York Bond Fund	$8,008	$2,300

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$17,968	$8,829
Rockefeller Core Taxable Bond Fund	$2,514	$1,049
Rockefeller Intermediate Tax Exempt National Bond Fund	$2,666	$686
Rockefeller Intermediate Tax Exempt New York Bond Fund	$2,184	$664

The Funds each have a line of credit with US Bank (see Note 8).

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the six months ended May 31, 2018, and owed as of May 31, 2018 are as follows:

CCO	Incurred	Owed
Rockefeller Equity Allocation Fund	$4,816	$1,814
Rockefeller Core Taxable Bond Fund	$4,718	$1,843
Rockefeller Intermediate Tax Exempt National Bond Fund	$4,816	$1,826
Rockefeller Intermediate Tax Exempt New York Bond Fund	$4,816	$1,827

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Rockefeller Equity Allocation Fund
	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
Shares Sold	872,123	1,553,773
Shares Reinvested	64,746	25,906
Shares Redeemed	(903,749)	(1,213,628)
Net Increase	33,120	366,051

Rockefeller Core Taxable Bond Fund
	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
Shares Sold	872,360	2,193,796
Shares Reinvested	49,473	161,049
Shares Redeemed	(1,039,608)	(2,682,970)
Net (Decrease)	(117,775)	(328,125)

Rockefeller Intermediate Tax Exempt National Bond Fund
	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
Shares Sold	1,296,480	2,487,803
Shares Reinvested	12,349	64,418
Shares Redeemed	(528,360)	(916,129)
Net Increase	780,469	1,636,092

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Six Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
Shares Sold	680,691	436,475
Shares Reinvested	2,930	36,113
Shares Redeemed	(236,028)	(557,101)
Net Increase/(Decrease)	447,593	(84,513)

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the six months ended May 31, 2018 are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$25,182,510	$26,972,135	$—	$—
Rockefeller Core
Taxable Bond Fund	$19,827,489	$20,845,635	$6,544,402	$6,811,318
Rockefeller Intermediate Tax
Exempt National Bond Fund	$25,051,106	$19,875,662	$—	$—
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$12,717,871	$8,235,348	$—	$—

(8)	Line of Credit

As of May 31, 2018, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund each had lines of credit in the amount of $10,000,000, $8,000,000, $8,500,000, and $4,000,000, respectively, which all mature on August 10, 2018.  These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest is accrued at 3.50% through December 14, 2016, 3.75% through March 15, 2017, 4.00% through June 14, 2017, and 4.25% thereafter.  The Rockefeller Equity Allocation Fund utilized its line of credit during the six months ended May 31, 2018.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate New York Bond Fund did not utilize their lines of credit during the six months ended May 31, 2018.  The Funds did not have any loans outstanding as of May 31, 2018.

(9)	Subsequent Events

On June 25, 2018, the Funds declared and paid distributions from ordinary income to shareholders of record as of June 22, 2018, as follows:

Ordinary Income
Rockefeller Equity Allocation Fund	$369,939
Rockefeller Core Taxable Bond Fund	$508,434
Rockefeller Intermediate Tax Exempt National Bond Fund	$289,962
Rockefeller Intermediate Tax Exempt New York Bond Fund	$108,872

Other than the aforementioned events, the Funds have evaluated events and transactions that have occurred subsequent to May 31, 2018 and determined there were no subsequent events that would require recognition or disclosure within the financial statements.

Rockefeller Funds
Notes to Financial Statements (Continued)
May 31, 2018 (Unaudited)

(10)	Regulatory Updates

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

(11)	Results of Shareholder Meeting

A Special Meeting of Shareholders of the Funds was held on February 16, 2018 at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Funds at the close of business on December 19, 2017. At the Special Meeting, shareholders were asked to approve the following:

To approve an Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds.

The tabulation of the shareholder votes rendered the following results:

Votes For	Votes Against	Abstained
5,925,483	50,728	68,102

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreements

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on November 3, 2017 to consider the approval of an interim advisory agreement under Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Interim Investment Advisory Agreement”), and a new investment advisory agreement (the “New Investment Advisory Agreement” and, together with the Interim Investment Advisory Agreement, the “Agreements”), each between the Trust, on behalf of the Rockefeller Equity Allocation Fund (the “Equity Allocation Fund”), the Rockefeller Core Taxable Bond Fund (the “Core Taxable Bond Fund”), the Rockefeller Intermediate Tax Exempt National Bond Fund (the “Tax Exempt National Bond Fund”) and the Rockefeller Intermediate Tax Exempt New York Bond Fund (the “Tax Exempt New York Bond Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and Rockefeller & Co., Inc., the Funds’ investment adviser (the “Adviser”).  The materials provided contained information with respect to the factors enumerated below, including a copy of the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to each Fund’s performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Interim Investment Advisory Agreement and the New Investment Advisory Agreement approval, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Trustees”)), approved the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the New Investment Advisory Agreement and the Interim Investment Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Jimmy C. Chang, who serves as portfolio manager

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreements
(Continued)

for each of the Funds, David P. Harris, portfolio manager for the Equity Allocation Fund, and Andrew M. Kello, portfolio manager for the Core Taxable Bond Fund, Tax Exempt National Bond Fund and Tax Exempt New York Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Interim Investment Advisory Agreement and the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUNDS.

The Trustees discussed the performance of the Institutional Class shares of the Equity Allocation Fund for the year-to-date, one-year and since inception periods ended September 30, 2017, and the performance of the Institutional Class shares of the Core Taxable Bond Fund, Tax Exempt National Bond Fund and Tax Exempt New York Bond Fund for the year-to-date, one-year, three-year and since inception periods ended September 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the MSCI All Country World Index for the Equity Allocation Fund, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Taxable Bond Fund, and the Bloomberg Barclays Capital 5-Year Municipal Bond Index for each of the Tax Exempt National Bond Fund and the Tax Exempt New York Bond Fund).

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICE AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreements
(Continued)

peer group selection.  The Trustees considered the cost structure of each Fund relative to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end allocation 85%+ equity funds for the Equity Allocation Fund, a peer group of U.S. open-end intermediate term bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate bond funds for the Tax Exempt National Bond Fund and a peer group of U.S. open-end municipal New York intermediate bond funds for the Tax Exempt New York Bond Fund) (each a “Morningstar Peer Group”), and the Adviser’s separately-managed account strategies, as applicable, as well as the fee waivers, expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Funds’ operations following the Funds’ inception and had not fully recouped those subsidies with respect to the Equity Allocation Fund and the Tax Exempt New York Bond Fund.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Existing Advisory Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for this Meeting at which the Interim Investment Advisory Agreement and the New Investment Advisory Agreement were formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Equity Allocation Fund’s contractual management fee of 0.85% fell above the Morningstar Peer Group average of 0.52%.  The Trustees observed that the Equity Allocation Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.25% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.62%.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% fell below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Core Taxable Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Core Taxable Bond Fund’s total expense ratio (net of fee waivers, expense reimbursements and recoupments) of 0.67% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.56%.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Tax Exempt National Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Tax Exempt National Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Tax Exempt National Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.68% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.52%.  The Trustees also compared the fees paid by the Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreements
(Continued)

The Trustees noted that the Tax Exempt New York Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.45%.  The Trustees observed that the Tax Exempt New York Bond Fund’s total expense ratio (net of fee waivers, expense reimbursements and recoupments) of 0.85% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.68%.  The Trustees also compared the fees paid by the Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees then noted the Interim Investment Advisory Agreement and the New Investment Advisory Agreement contained the identical fee structure as the Existing Advisory Agreement.  The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of each Fund for the period that the Interim Investment Advisory Agreement is in place under an interim operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, and, in addition, for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the Interim Investment Advisory Agreement and the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreements
(Continued)

that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

No single factor was determinative in the Board’s decision to approve the Interim Investment Advisory Agreement and the New Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable.  The Board therefore determined that the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement would be in the best interest of the Funds and their shareholders.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information

Tax Information (Unaudited)

For the period ended November 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	84.34%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Rockefeller Equity Allocation Fund designated the following amounts as foreign taxes paid for the period ended November 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Distribution Derived
	Creditable Foreign	Per Share	From Foreign
	Tax Credit Paid	Amount	Sourced Income
Rockefeller Equity Allocation	140,527	0.014979841	66.82%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2017 was as follows:

Rockefeller Equity Allocation Fund	32.30%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For the period ended November 30, 2017, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Rockefeller Equity Allocation Fund	0.00%
Rockefeller Core Taxable Bond Fund	9.37%
Rockefeller Intermediate Tax Exempt National Bond Fund	94.13%
Rockefeller Intermediate Tax Exempt New York Bond Fund	98.12%

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	30	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	three portfolios).
Marquette University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	30	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three portfolios).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Jonas B. Siegel	Trustee	Indefinite	30	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company with
				Chief Compliance	one portfolio)
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International Group,	Manager,
				L.P. (an investment	Ramius IDF
				management firm)	fund complex
				(1994–2011).	(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	30	President	Trustee,
615 E. Michigan St.	and	Term; Since		(2017–present);	Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present); Executive	company with
				Vice President,	ten portfolios)
				U.S. Bancorp	(2003–2017);
				Fund Services,	Trustee, USA
				LLC (1994–2017).	MUTUALS
(an open-end
investment
company with
three portfolios)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	Effective		Services, LLC
Year of Birth: 1985	Vice	July 1,		(February 2017–
	President	2017		present); Vice
	and			President
	Anti-Money			and Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013–2015)
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York 10020

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of [directors/trustees].

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date    August 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date    August 2, 2018

By (Signature and Title)*       /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    August 2, 2018

* Print the name and title of each signing officer under his or her signature.